                             SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                          Securities Exchange Act of 1934
                                  (Amendment No. )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]        Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]        Definitive Proxy Statement
[ ]        Definitive Additional Materials
[ ]        Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                            STRATEGIC DISTRIBUTION, INC.

                 (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]      Fee computed on table below per Exchange Act Rules
         14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2)Aggregate number of securities to which transaction applies:

         3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:


[ ]   Fee paid with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. [ ]

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                        STRATEGIC DISTRIBUTION, INC.
                        12136 WEST BAYAUD, SUITE 320
                          LAKEWOOD, COLORADO 80228
                         -------------------------

                         NOTICE & PROXY STATEMENT
                         -------------------------


                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD MAY 24, 1996

To Strategic Distribution Shareholders:

                  NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Strategic Distribution, Inc. ("SDI" or the "Company"), a Delaware corporation, will be held on May 24, 1996, at 9:00 a.m., local time, at the Greenwich Harbor Inn, 500 Steamboat Road, Greenwich, Connecticut, for the following purposes, as more fully described in the accompanying Proxy
Statement:

                  1. To elect eight (8) directors to serve for the ensuing year and until their successors are elected ("Proposal I");

                  2. To amend the Company's Restated Certificate of Incorporation (the "Certificate of Incorporation") (a) to provide for the advance payment by the Company of expenses incurred by a director, officer, employee or agent of the Company in defending an action, suit or proceeding and
(b) to provide that no subsequent amendment or repeal of the Certificate of Incorporation shall eliminate or reduce the right of any such director, officer, employee or agent to indemnification in respect of any matter occurring before such amendment or repeal ("Proposal II");

                  3. To amend the Company's 1990 Incentive Stock Option
Plan to make non-employee consultants and advisers to the Company eligible to receive grants of options ("Proposal III");

                  4. To approve the Company's Executive Compensation Plan ("Proposal IV");

                  5. To approve the Company's 1996 Non-Employee Director Stock Plan ("Proposal V");

                  6. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors of SDI for the fiscal year ending December 31, 1996 ("Proposal VI"); and

                  7. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

                  Only shareholders of record at the close of business on April 17, 1996 are entitled to receive notice of and to vote at the meeting.

                  All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are encouraged to complete, date, sign and mail the enclosed proxy card as promptly as possible in the envelope provided. Shareholders attending the meeting may vote in person even if they have returned a proxy.

                  THE BOARD OF DIRECTORS BELIEVES THE PROPOSED ACTIONS ARE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE NOMINEES AS DIRECTORS AND FOR PROPOSALS II, III, IV, V and VI.


                       By order of the Board of Directors




                       Andrew M. Bursky
                       Chairman of the Board


April 24, 1996


IMPORTANT: PLEASE COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN THOUGH YOU HAVE SENT IN YOUR PROXY.

                           STRATEGIC DISTRIBUTION, INC.
                           12136 WEST BAYAUD, SUITE 320
                             LAKEWOOD, COLORADO 80228
                               PHONE: (303) 234-1419

                             -------------------------

                                   PROXY STATEMENT
                             -------------------------


                                    INTRODUCTION

                  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Strategic Distribution, Inc. ("SDI" or the "Company"), for use at the annual meeting of shareholders to be held on May 24, 1996 at the Greenwich Harbor Inn, 500 Steamboat Road, Greenwich, Connecticut, and at any adjournment or postponement thereof (the "Meeting"). The Company's 1995 Annual Report, which accompanies this Proxy Statement, is being sent, on or about April 24, 1996, to persons who were shareholders of record on April 17, 1996.

                  Written communications to the Company should be sent to the Company's office at 12136 West Bayaud, Suite 320, Lakewood, Colorado 80228. The Company can be reached by telephone at (303) 234-1419. This Proxy Statement and a proxy card are being mailed, on or about April 24, 1996, to shareholders entitled to vote at the Meeting.

MATTERS TO BE CONSIDERED AT THE MEETING

                  At the Meeting, the holders of shares of Common Stock, par value $.10 per share (the "Common Stock"), of the Company will be asked to consider and vote upon six proposals described in this Proxy Statement and on any other matters properly brought before the Meeting.

                  The following is a brief summary of the six proposals. The summary is not intended to be a complete statement of all material features of the proposals and is qualified in its entirety by the more detailed information contained elsewhere in this Proxy Statement. THE MEMBERS OF THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND A VOTE IN FAVOR OF (I) THE NOMINEES AS DIRECTORS, (II) THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION (THE "CERTIFICATE OF INCORPORATION") THAT (A) PROVIDES FOR THE ADVANCE PAYMENT BY THE COMPANY OF EXPENSES INCURRED BY A DIRECTOR, OFFICER, EMPLOYEE OR AGENT OF THE COMPANY IN DEFENDING AN ACTION, SUIT OR PROCEEDING AND
(B) PROVIDES THAT NO SUBSEQUENT AMENDMENT OR REPEAL OF THE CERTIFICATE OF INCORPORATION SHALL ELIMINATE OR REDUCE THE RIGHT OF ANY SUCH DIRECTOR, OFFICER, EMPLOYEE OR AGENT TO INDEMNIFICATION IN RESPECT OF ANY MATTER OCCURRING BEFORE SUCH AMENDMENT OR REPEAL, (III) AMENDING THE COMPANY'S 1990 INCENTIVE STOCK OPTION PLAN TO MAKE NON-EMPLOYEE CONSULTANTS AND ADVISERS TO THE COMPANY ELIGIBLE TO RECEIVE GRANTS OF OPTIONS, (IV) THE ADOPTION OF THE

COMPANY'S EXECUTIVE COMPENSATION PLAN, (V) THE ADOPTION OF THE COMPANY'S 1996 NON-EMPLOYEE DIRECTOR STOCK PLAN AND (VI) THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996.

PROPOSAL I

                  Proposal I concerns the election of a board of eight (8) directors, all of whom are currently serving as members of the Board of Directors.

PROPOSAL II

                  Proposal II concerns amending the Certificate of Incorporation (a) to provide for the advance payment by the Company of expenses incurred by a director, officer, employee or agent of the Company in defending an action, suit or proceeding upon receipt of an undertaking by or on behalf of such director, officer, employee or agent to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Company and (b) to provide that no subsequent amendment or repeal of the Certificate of Incorporation shall eliminate or reduce the right of any such director, officer, employee or agent to indemnification in respect of any matter occurring before such amendment or repeal. The full text of the proposed amendment to the Certificate of Incorporation is attached hereto as Exhibit A.

PROPOSAL III

                  Proposal III concerns amending the Company's 1990 Incentive Stock Option Plan to make non-employee consultants and advisers to the Company eligible to receive grants of options.

PROPOSAL IV

                  Proposal IV concerns approving the Company's Executive Compensation Plan.

PROPOSAL V

                  Proposal V concerns approving the Company's 1996 Non-Employee Director Stock Plan.

PROPOSAL VI

                  Proposal VI concerns the ratification of the appointment of KPMG Peat Marwick LLP, Certified Public Accountants, as the Company's independent auditors for the fiscal year ending December 31, 1996.

VOTING AT THE MEETING

                  The Board of Directors has fixed the close of business on April 17, 1996 as the record date for the Meeting, and only holders of record of the Common Stock at the close of business on that date are entitled to notice of, and to vote at, the Meeting. On that date, there were outstanding and entitled to vote [21,762,050] shares of the Common Stock, held by approximately 1,500 holders of record.

                  Proxies will be voted at the Meeting, or at any adjournment thereof, at which a quorum is present, in accordance with the directions on the proxy card. The holders of a majority of the Common Stock outstanding and entitled to vote who are present either in person or represented by proxy will constitute a quorum for the Meeting. In accordance with Delaware law, abstentions and broker nonvotes will be treated as present for purposes of determining the presence or absence of a quorum.

                  The election of the Board of Directors requires the affirmative vote of a plurality of the shares of the Common Stock present and voting at the Meeting. "Plurality" means that the individuals who receive the largest number of votes cast "for" are elected as directors up to the maximum number of directors to be chosen at the Meeting. The approval of Proposal II requires the affirmative vote of a majority of the outstanding shares of the Common Stock entitled to vote. The approval of each of Proposals III, IV and V requires the affirmative vote of a majority of the shares of the Common Stock present, in person or by proxy, and entitled to vote at the Meeting.

                  Any shares not voted "for" a particular director (whether as a result of a direction to withhold or a broker nonvote) will not be counted in such director's favor. Abstentions will be included in the vote totals and, therefore, will have the same effect as a vote against Proposals III, IV and V. Broker nonvotes will not be included in the vote totals and, therefore, will have no effect on the outcome of the vote for Proposals III, IV and V. Because the approval of Proposal II requires the affirmative vote of a majority of the outstanding shares of the Common Stock entitled to vote, both abstentions and broker nonvotes will have the same effect as a vote against Proposal II. A broker nonvote is a proxy submitted by a broker in which the broker fails to vote on behalf of a client on a particular matter for lack of instruction when such instruction is required.

                  William R. Berkley currently owns approximately [38.37%] of the outstanding shares of the Common Stock and has advised the Company that he intends to vote such shares in favor of each of the proposals described herein.

PROXIES

                  If the enclosed proxy is properly executed and returned in time for the Meeting, the shares of stock represented thereby will be voted in accordance with the instructions given thereon. If no instructions are given, such shares will be voted "for" each nominee as director and "for" Proposals II, III, IV, V and VI. Proxies will extend to, and be voted at, any adjournment of the Meeting.

                  The Board of Directors does not intend to bring before the Meeting any business other than as set forth in this Proxy Statement and has not been informed that any other business is to be presented at the Meeting. However, should any other matter properly come before the Meeting, the proxies confer discretionary authority with respect to acting thereon and it is the intention of the persons named as proxies in the accompanying proxy or their duly authorized and constituted substitutes to vote or act thereon in accordance with their best judgment.

                  Any shareholder who has executed and returned a proxy and who for any reason desires to revoke such proxy may do so at any time before the proxy is exercised by giving written notice to the Secretary of the Company at the above address, by voting the shares represented by such proxy in person at the Meeting or by giving a later dated proxy at any time before the voting. Attendance at the Meeting will not, by itself, revoke a proxy.

EXPENSES OF SOLICITATION

                  The costs of the solicitation of proxies will be borne by the Company. Such costs include preparing, printing and mailing the Notice of Annual Meeting of Shareholders, this Proxy Statement and the enclosed proxy and the reimbursement of brokerage firms and others for reasonable expenses incurred by them in connection with the forwarding of proxy solicitation materials to beneficial owners. The solicitation of proxies will be conducted primarily by mail, but may include telephone, telegraph or oral communications by directors, officers or regular employees of the Company acting without special compensation.


                     DESCRIPTION OF OUTSTANDING CAPITAL STOCK

                  The Common Stock is the only class of capital stock of the Company outstanding and entitled to vote. As of April 17, 1996 there were issued and outstanding [21,762,050] shares of the Common Stock. In addition, as of April 17, 1996, (i) Warrants to purchase 38,625 shares of the Common Stock for $1.46 per share, which Warrants expire in 1999, remained outstanding, (ii) options issued under the Company's 1990 Incentive Stock Option Plan to purchase a total of [1,181,514] shares of the Common Stock remained outstanding and
(iii) options issued pursuant to certain Stock Option Agreements to purchase 1,036,708 shares of the Common Stock remained outstanding.

                  Each share of the Common Stock is entitled to one vote.

                               ELECTION OF DIRECTORS
                                    (PROPOSAL I)

INTRODUCTION

                  The Board of Directors unanimously recommends that shareholders vote FOR the election as directors of the nominees referred to in this section.

                  The following table sets forth each nominee's name, age and the year in which such nominee first became a director:

                                                                                                            Year First
  Name                                   Position(s)                              Age                       Became Director

William R. Berkley                       Director of the Company                  50                         1994

Andrew M. Bursky                         Director of the Company and Chairman
                                         of the Board of Directors                39                         1988

Arnold W. Donald                         Director of the Company                  41                         1995

Catherine B. James                       Director of the Company and Chief
                                         Financial Officer, Executive Vice
                                         President, Secretary
                                         and Treasurer
                                         of the Company                           43                         1990

George E. Krauter                        Director of the Company                  64                         1994

Joshua A. Polan                          Director of the Company                  47                         1988

Mitchell I. Quain                        Director of the Company                  44                         1995

Theodore R. Rieple                       Director of the Company and
                                         President of the Company                 50                         1991

                  Directors are elected to serve for one year or until the next annual meeting of shareholders.

                  The eight individuals set forth in the above table are all of the nominees for election as directors at the Meeting. All of the nominees have consented to being named as such in this Proxy Statement and have agreed to serve if elected. If any nominee should become unavailable, the persons voting the proxies solicited hereby may in their discretion vote for a substitute nominee. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

  BACKGROUND OF NOMINEES

                  The following is a brief account of the business experience of each of the nominees for election as a director. Except as indicated below, there are no family relationships or special understandings pursuant to which such persons have been nominated as directors of the Company. None of the nominees has any substantial interest in any matter to be acted upon.

                  Mr. Berkley has served as a member of the Board of Directors since May 1994. Mr. Berkley also serves as Chairman of the Board of several companies which he controls or founded. These include W.R. Berkley Corporation, a property and casualty insurance company, Pioneer Companies, Inc. ("PCI"), a manufacturer and marketer of chlorine and caustic soda and related products, and Interlaken Capital, Inc. ("Interlaken Capital"), a private investment firm that is an affiliate of the Company. Mr. Berkley is Vice-Chairman of the Board of Trustees of the University of Connecticut, a Director of Georgetown University, a Trustee of New York University and a member of the Board of Overseers of New York University Stern School of Business.

                  Mr. Bursky has served as Chairman of the Board of Directors since July 1988. He was President of the Company from November 1989 until December 1990. He has served as an executive officer of Interlaken Capital since May 1980, and currently is serving as a Managing Director of Interlaken Capital. Mr. Bursky is a director of PCI.

                  Mr. Donald has served as a member of the Board of Directors since 1995. Mr. Donald is President of Monsanto Company's Crop Protection
unit, with responsibility for Monsanto's worldwide agricultural chemicals business, and has been associated with Monsanto in various capacities for more than the last five years. Mr. Donald is a past president and serves on the board of The Leadership Center of Greater St. Louis. He currently serves on the executive boards of John Burroughs School, British-American Project, Fair St. Louis and the American Crop Protection Association. Mr. Donald also serves on the board of the National FFA Organization, National 4-H Council, Lindenwood College, U.S.-Russia Business Council, Eurasia Foundation, Jackson Laboratories, Opera Theatre of St. Louis, Carleton College and the Municipal Theatre Association of St. Louis. Mr. Donald is a member of the advisory boards of the Junior League of St. Louis and the St. Louis Butterfly House and serves on the National Advisory Council for Washington University's School of Engineering.

                  Ms. James has served as a member of the Board of Directors since 1990. Ms. James has served as Chief Financial Officer of the Company since February 1996, has served as Executive Vice President of the Company since January 1989 and has served as Secretary and Treasurer of the Company since December 1989. She was Chief Financial Officer of the Company from

  January 1989 until September 1993. Ms. James has been a Managing Director of Interlaken Capital since January 1990. From 1982 through 1988, she was employed by Morgan Stanley & Co. Incorporated, serving as a Managing Director in the corporate finance area during the last two years of her tenure.

                  Mr. Krauter has served as a member of the Board of Directors since January 1994. Mr. Krauter is currently President of Industrial Systems Associates, Inc. ("ISA"), which was acquired by the Company in January 1994, and has served as President of ISA since March 1971. Mr. Krauter is being nominated as a Director in accordance with the terms of the Employment Agreement, dated January 4, 1994, between Mr. Krauter and ISA.

                  Mr. Polan has served as a member of the Board of Directors since 1988. He has served as an executive officer of Interlaken Capital since June 1988, currently serving as a Managing Director. For more than the five years prior to June 1998, Mr. Polan was a partner in the accounting firm of Touche Ross & Co.

                  Mr. Quain has served as a member of the Board of Directors since 1995. Mr. Quain has been a Managing Director of Schroder Wertheim & Company for more than the last five years. Mr. Quain is a director of Allied Products Corporation, a member of the Board of Governors of the School of Engineering and Applied Sciences at the University of Pennsylvania where he also serves on the President's Council, and a member of the Board of Trustees and the executive committee of St. Luke's Academy, a college preparatory school in New Canaan, Connecticut.

                  Mr. Rieple has served as a member of the Board of Directors since 1991. Mr. Rieple has served as President of the Company since December 1990. From 1984 to November 1990, Mr. Rieple was President, Chief Executive Officer and a director of Diversey Corp. ("Diversey Corp."), a manufacturer of specialty chemicals. In this role, he was responsible for the United States and Canadian operations.

                  Mr. Bursky, Ms. James and Mr. Polan are executive officers of Idle Wild Farm, Inc., a privately owned company that was formerly engaged in the manufacture of frozen foods which, in October 1993, filed a Chapter 11 petition for reorganization under Federal bankruptcy laws. Mr. Bursky is an executive officer of Blue Lustre Products, Inc., a privately owned company which is engaged in the sale and leasing of carpet cleaning equipment and other carpet cleaning products which, in October 1995, filed a Chapter 11 petition for reorganization under Federal bankruptcy laws.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES AS DIRECTORS.

                     PROPOSED AMENDMENT TO CERTIFICATE OF
  INCORPORATION TO SUPPLEMENT INDEMNIFICATION PROVISIONS (PROPOSAL II)

  GENERAL

                  The Board of Directors unanimously recommends that shareholders vote for this Proposal II, which would approve the proposed amendment of the Certificate of Incorporation (a) to provide for the advance payment by the Company of expenses incurred by a director, officer, employee or agent of the Company in defending an action, suit or proceeding upon receipt of an undertaking by or on behalf of such director, officer, employee or agent to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Company and (b) to provide that no subsequent amendment or repeal of the Certificate of Incorporation shall eliminate or reduce the right of any such director, officer, employee or agent to indemnification in respect of any matter occurring before such amendment or repeal. The full text of the proposed amendment to the Certificate of Incorporation is attached hereto as Exhibit A.

  DELAWARE CORPORATE STATUTE

                  Section 145 of the General Corporation Law of the State of Delaware (the "DGCL") permits a corporation to indemnify directors, officers, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe was unlawful. Section 145(b) of the DGCL provides that indemnification may not be made in respect of any claim, issue or matter as to which a person has been adjudged to be liable to the corporation, unless and only to the extent that a court of competent jurisdiction determines that the person is entitled to indemnity for such expenses as the court deems proper. Section 145(e) of the DGCL provides that a corporation may advance expenses of defense (upon receipt of a written undertaking to reimburse the corporation if indemnification is not appropriate) and must reimburse a successful defendant for expenses, including attorney's fees, actually and reasonably incurred.

  EFFECTS OF THE PROPOSED CHANGES

                  As currently in effect, the Certificate of Incorporation provides indemnification to directors, officers, employees or agents to the fullest extent permitted by Section 145 of the DGCL. As a consequence, the first part of Proposal II, which restates the language of Section 145(e) of the DGCL, is currently applicable to the Company; however, the Board of Directors believes it to be desirable to include a fuller statement in the Certificate of Incorporation of the rights of directors, officers, employees and agents of the Company to seek advance payments of expenses from the Company in connection with the defense of an action, suit or proceeding.

                  The second part of Proposal II addresses the concern of directors, officers, employees and agents of the Company that a subsequent amendment or repeal of the Certificate of Incorporation should not adversely affect their right to indemnification in respect of any matter occurring before such amendment or repeal. Due to the expense of defending lawsuits, the frequency with which unwarranted litigation is brought against such persons and the inevitable uncertainties with respect to the application of the business judgment rule to particular facts and circumstances, adequate indemnity provisions are often a condition of an individual's willingness to serve as a director, officer, employee or agent of a Delaware corporation. The Board of Directors considers it to be in the best interests of the Company and its shareholders to provide assurance to such persons that no amendment or repeal of the Certificate of Incorporation could have an adverse effect on any such person's right to indemnification in respect of matters occurring before such amendment or repeal.

                  The Board of Directors believes that the Company should take every possible step to ensure that the Company will continue to be able to attract the best possible directors, officers, employees and agents. The primary purpose of Proposal II is to supplement the existing provisions in the Certificate of Incorporation to ensure that the Company will continue to be able to attract individuals of the highest quality and ability to serve as its directors, officers, employees and agents.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL II.

                              PROPOSED AMENDMENT TO THE
                     COMPANY'S 1990 INCENTIVE STOCK OPTION PLAN
                                    (PROPOSAL III)

                  The Board of Directors unanimously recommends that shareholders vote to approve an amendment to the Company's 1990 Incentive Stock Option Plan (the "1990 Stock Option Plan") which would allow the Company to grant options to non-employee consultants and advisers selected by the Stock Option and Compensation Committee (the "Committee"). The 1990 Stock Option Plan currently allows for option grants to directors, officers and key employees of the Company and its subsidiaries. The amendment would expand the eligible group to include consultants and advisers, including employees of Interlaken Capital who, in their capacity as employees of Interlaken Capital, act as advisers to the Company. The Board of Directors believes that the proposed amendment to the 1990 Stock Option Plan will be of material benefit to the Company and will enable the Company to retain and motivate key consultants and advisers selected by the Committee.

                  The following is a summary of the provisions of the 1990 Stock Option Plan:

                  The 1990 Stock Option Plan is administered by the Committee. The Committee has full authority, subject to the terms of the 1990 Stock Option Plan, to make all determinations thereunder. An aggregate of 2,060,000 shares of the Common Stock are reserved for issuance under the 1990 Stock Option Plan.

                  The Committee may grant incentive stock options under the 1990 Stock Option Plan and options which do not qualify as incentive stock options ("non-qualified stock options"); provided that no director of the Company shall be eligible to receive incentive stock options. Subject to the provisions of the 1990 Stock Option Plan, the Committee shall have sole authority, in its absolute discretion; (a) to determine which of the eligible participants shall be granted options; (b) to authorize the granting of both incentive stock options and non-qualified stock options; (c) to determine the times when options shall be granted and the number of shares to be subject to options; (d) to determine the option price of the shares subject to each option, which price shall be not less than the minimum specified in the 1990 Stock Option Plan; (e) to determine the time or times when each option becomes exercisable, the duration of the exercise period and any other restrictions on the exercise of options granted under the 1990 Stock Option Plan; (f) to prescribe the form or forms of the option agreements under the 1990 Stock Option Plan (which forms shall be consistent with the terms of the 1990 Stock Option Plan but need not be identical and may contain such terms as the Committee may deem appropriate to carry out the purposes of the 1990 Stock Option Plan); (g) to adopt, amend and rescind such rules and regulations as, in the Committee's opinion, may be advisable in the administration of the 1990 Stock Option Plan; and (h) to construe and interpret the 1990 Stock Option Plan, the rules and regulations and option agreements under the 1990 Stock Option Plan and to make all other determinations deemed necessary or advisable for the administration of the 1990 Stock Option Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all optionees.

                  The option price of each option granted under the 1990 Stock Option Plan shall be determined by the Committee; provided, however, that in the case of each incentive stock option granted under the 1990 Stock Option Plan, the option price shall not be less than the fair market value of the Common Stock at the time the option was granted. In no event shall the option price of any option be less than the par value per share on the date an option is granted. On April 17, 1996, the fair market value of the Common Stock was $______ per share.

                  The 1990 Stock Option Plan provides that, if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the fair market value shall be deemed to be the mean between the last quoted bid and asked prices on NASDAQ on the date immediately preceding the date on which the option is granted, or if not quoted that day, then on the last preceding date on which such stock is quoted. If the Common Stock is listed on one or more national securities exchanges, the fair market value shall be deemed to be the mean between the highest and the lowest sale prices reported on the principal national securities exchange on which such stock is listed and traded on the date immediately preceding the date on which the option is granted, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported. If the Common Stock is not quoted on NASDAQ or listed on an exchange, or representative quotes are not otherwise available, the fair market value of the Common Stock shall mean the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Common Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service.

                  The purchase price of an option is to be paid in cash, or if authorized by the Committee, in shares of the Common Stock or a combination of cash and shares.

                  The term of each option shall be fixed by the Committee, provided that no option will be exercisable later than ten years from the date of grant of the option, and options will be exercisable in such number of shares and at such time or times, including in periodic installments, as may be determined by the Committee at the time of grant.

                  The 1990 Stock Option Plan generally provides that options granted thereunder are not transferable except by will or by the laws of descent and distribution. In addition, options granted under the 1990 Stock Option Plan may provide that, if the employment of an optionee terminates other than by reason of death, disability or for cause, such options shall remain exercisable for a period of up to three months. Options granted under the 1990 Stock Option Plan may also provide that if the employment of an optionee shall terminate by reason of death or disability, such options shall remain exercisable by the optionee (or the person or persons to whom such options pass by will or the applicable laws of descent and distribution) for a period of up to one year. Options granted under the 1990 Stock Option Plan may also provide that such options shall terminate immediately upon the termination of the employment of the optionee for cause. Notwithstanding the foregoing, in no event is an option exercisable after the termination date specified in the option.

                  The number, kind and price of the shares of the Common Stock subject to each outstanding option and the number of shares reserved for issuance pursuant to options granted under the 1990 Stock Option Plan shall be appropriately adjusted in the event of stock splits, stock dividends or other changes in the Company's outstanding securities. If the Company shall be the surviving corporation in any merger or reorganization or other business combination, any option shall cover the securities or other property to which a holder of the number of shares of the Common Stock covered by the unexercised portion of the option would have been entitled pursuant to the terms of the merger. Upon any merger or reorganization or other business combination in which the Company shall not be the surviving corporation, or a dissolution or liquidation of the Company, or a sale of all or substantially all of its assets, all outstanding options shall terminate, subject to the right of the surviving or resulting corporation to grant substitute options to purchase its shares on such terms and conditions as it shall deem appropriate. Such adjustments shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an option.

                  The 1990 Stock Option Plan will terminate on the tenth anniversary of the date the 1990 Stock Option Plan was adopted by the Board of Directors. The Board of Directors may terminate or amend the 1990 Stock Option Plan provided that no amendment without shareholder approval shall increase the number of shares as to which options may be granted or change the class of employees eligible to receive options under the 1990 Stock Option Plan.

                  At present, approximately six directors, nine officers and 690 other key employees are eligible to receive options under the 1990 Stock Option Plan. Subject to approval of the proposed amendment, the Committee granted options to purchase 1,236 shares of the Common Stock to each of the following advisers to the Company: William L. Mahone, Charles J. Martin and Martin B. O'Connell. Messrs. Mahone and O'Connell are employees of Interlaken Capital. Mr. Martin was an employee of Interlaken Capital at the time the options were granted, and is now an employee of the Company. The options were granted on November 16, 1995 at an exercise price of $5.94 per share, which was the fair market value of the Common Stock on the date of grant. These option grants will be null and void if the Company's shareholders do not approve the proposed amendment.

                  The following is a general summary of the Company's understanding of the federal income tax consequences of the 1990 Stock Option Plan.

INCENTIVE STOCK OPTIONS

                  No taxable income is realized by the optionee upon the grant or exercise of an incentive stock option. If the Common Stock is issued to an optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (1) upon sale of such shares, any amount realized in excess of the option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) no deduction will be allowed to the optionee's employer for federal income tax purposes.

                  If the Common Stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of either holding period described above, generally (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) and (2) the optionee's employer will be entitled to deduct such amount for federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the employer.

                  Subject to certain exceptions for disability or death, if an incentive stock option is exercised more than three months following termination of employment, the exercise of the option will generally be taxed as the exercise of a non-qualified stock option.

                  For purposes of determining whether an optionee is subject to any alternative minimum tax liability, an optionee who exercises an incentive stock option generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the optionee had exercised a non-qualified stock option. Each optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his/her alternative minimum tax liability or his/her "regular" income tax liability. As a result, a taxpayer has to determine his/her potential liability under the alternative minimum tax.

NON-QUALIFIED STOCK OPTIONS

                  With respect to non-qualified stock options: (a) no income is realized by the optionee at the time the option is granted; (b) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise, and the optionee's employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (c) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL III.

                            APPROVAL OF THE COMPANY'S
                           EXECUTIVE COMPENSATION PLAN
                                  (PROPOSAL IV)

                  The Board of Directors unanimously recommends that shareholders vote to approve the adoption of the Company's Executive Compensation Plan (the "Executive Plan"). The Board of Directors has adopted the Executive Plan in order to provide the Company with the means to give management employees additional long-term incentives to maximize the equity value of the Company.

                  All management employees of the Company and its subsidiaries are eligible to participate in the Executive Plan. At present, this group includes approximately eight officers and approximately seven other key employees. Participants are selected for participation by the Committee. The Committee has full power to administer and interpret the Executive Plan.

                  Under the Executive Plan, the Committee will annually approve performance goals and create "bonus pools" for the Company and each participating subsidiary. The Committee will also establish formulas and criteria for calculating bonus awards for each participant based on the achievement of performance goals and such other criteria as the Committee may designate.

                  Payment of bonus awards may be made in cash or in shares of the Common Stock, as determined by the Committee. The cash portion of any bonus award will be vested upon payment. The portion of any bonus award payable in the Common Stock may be deferred and subject to vesting conditions, or issued as restricted stock. An aggregate of 500,000 shares of the Common Stock are reserved for issuance under the Executive Plan.

                  The Committee may amend the Executive Plan at any time, except that it may not increase the total number of shares of the Common Stock which may be issued under the Executive Plan without shareholder approval.

                  The Committee has the right to impose conditions and restrictions on awards made under the Executive Plan as it deems appropriate. Without limitation, the Committee may provide that bonus awards will be made only to eligible persons who have entered into appropriate agreements relating to non-competition, non-solicitation of customers and/or employees, and protection of confidential information. Such agreements may provide that participants who violate these restrictions will be required to repay the Company the value of all or a portion of any awards previously paid to the participant under the Executive Plan.

                  As of the date of this Proxy Statement, the Committee had not established performance goals or bonus pools for the Company or any subsidiary, and had not granted any bonus awards to eligible participants.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL IV.

                             APPROVAL OF THE COMPANY'S
                      1996 NON-EMPLOYEE DIRECTOR STOCK PLAN
                                    (PROPOSAL V)

                  The Board of Directors unanimously recommends that shareholders vote to approve the adoption of the Company's 1996 Non-Employee Director Stock Plan (the "Director Plan"). The purpose of the Director Plan is to align the interests of the non-employee members of the Board of Directors ("Non-Employee Directors") with those of the Company's shareholders by promoting their ownership of the Common Stock.

                  Under the Director Plan, the Company's Non-Employee Directors will receive their retainer fee for each calendar year in shares of the Common Stock. The number of shares to be granted each year will be equal to the annual retainer fee divided by the fair market value of a share of the Common Stock on the last day of such year. The amount of the annual retainer fee will be set periodically by the full Board of Directors. These shares of the Common Stock will be granted to Non-Employee Directors in lieu of cash retainer fees.

                  In addition, each person who is a Non-Employee Director immediately following the Meeting shall be granted, not later than June 30, 1996, a number of shares of the Common Stock determined by dividing (1) $20,000 by (2) the fair market value of a share of the Common Stock on May 31, 1996. These shares will be granted to Non-Employee Directors in addition to any cash retainer fees they received for services rendered during 1995.

                  At present, six persons are eligible to participate in the Director Plan (including Mr. Bursky and Ms. James).

                  The Board of Directors may at any time amend or terminate the Director Plan, provided that (1) the Board may not increase the maximum number of shares of the Common Stock that may be issued under the Director Plan without the approval of shareholders and (2) the provisions of the Director Plan relating to the amount, pricing and timing of grants may not be amended more than once in any six month period except to comply with certain regulatory changes. An aggregate of 150,000 shares of the Common Stock are presently reserved for issuance under the Director Plan.

                  The Director Plan is intended to qualify as a "formula plan" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL V.

                         APPROVAL OF INDEPENDENT AUDITORS
                                   (PROPOSAL VI)

                  KPMG Peat Marwick LLP has been appointed by the Board of Directors as independent certified public accountants to audit the financial statements of the Company for the fiscal year ending December 31, 1996. The Board of Directors is submitting this matter to a vote of shareholders in order to ascertain their views. If the appointment of KPMG Peat Marwick LLP is not ratified at the Meeting, the Board of Directors will reconsider its action and will appoint auditors for the 1996 fiscal year without further shareholder action. Further, even if the appointment of auditors is ratified by shareholder action, the Board of Directors may at any time in the future in its discretion reconsider the appointment of auditors without submitting the matter to a vote of shareholders. The Company's audit for fiscal 1995 was conducted by KPMG Peat Marwick LLP.

                  A representative of KPMG Peat Marwick LLP is expected to attend the Meeting and will have the opportunity to make a statement and/or respond to appropriate questions from shareholders present at the Meeting.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL VI.


                          COMMITTEES AND BOARD MEETINGS

                  During the fiscal year ended December 31, 1995, the Board of Directors held four meetings and acted by unanimous written consent eight times. Each of the Directors attended more than 75% of the total number of meetings of the Board of Directors and meetings of the Committees of which the Director was a member.

                  Nominees for Directors are selected by the entire Board of Directors rather than any committee of the Board. The Board of Directors now has one standing Stock Option and Compensation Committee, which was formed by the Board of Directors on December 6, 1995 to replace both the Stock Option Committee and the Compensation Committee. The Board of Directors also has a standing Audit Committee.

                  The Stock Option and Compensation Committee, composed of Mr. Bursky and Mr. Polan, administers the Company's 1990 Stock Option Plan and establishes the level of compensation to be paid to the executive officers of the Company and reviews the levels of compensation of senior officers of the Company's subsidiaries. In addition, if Proposals IV and V are approved by shareholders, the Stock Option and Compensation Committee will administer the Company's Executive Compensation Plan and the Company's 1996 Non-Employee Director Stock Plan. The Stock Option and Compensation Committee was formed in December 1995 and did not meet in 1995. The former Stock Option Committee held one meeting in 1995 and the former Compensation Committee held one meeting in 1995.

                  The Audit Committee, composed of William R. Berkley, Joshua
  A. Polan and Mitchell I. Quain, all of whom are independent Directors, makes recommendations concerning the engagement of independent public accountants, the plans and results of the audit engagement, approves professional services provided by the independent public accountants, considers audit and non-audit fees, and reviews the adequacy of the Company's internal accounting controls. The Audit Committee held one meeting in 1995.

                  During the fiscal year ended December 31, 1995, members of the Board of Directors who were not employees of the Company received directors' fees in the amount of $1,000 for each meeting of the Board of Directors that they attended. The Company was obligated to reimburse its Board members for all reasonable expenses incurred in connection with their attendance at Directors' meetings, but no Director made any claim for reimbursement.

                  In the event that Proposal V is approved by the shareholders, each person who is a Non-Employee Director immediately following the Meeting shall be granted, not later than June 30, 1996, a number of shares of the Common Stock determined by dividing (1) $20,000, by (2) the fair market value of a share of the Common Stock on May 31, 1996. These shares will be granted to Non-Employee Directors in addition to the cash retainer fees they received for services rendered during 1995.

                      IDENTIFICATION OF EXECUTIVE OFFICERS

                      Executive
                      Position and        Officer               Term
  Name                Offices Held        Since                 Expires    Age

  Andrew M. Bursky    Chairman of         1988                  1997       39
                      Board of
                      Directors

  Theodore R. Rieple  President           1990                  1997       50

  Catherine B. James  Chief Financial     1989                  1997       43
                      Officer, Executive
                      Vice President,
                      Secretary and
                      Treasurer

  Charles J. Martin   Vice President,     1990                  1997       50
                      Controller and
                      Chief Accounting
                      Officer

  BACKGROUND OF EXECUTIVE OFFICERS

                  The following is a brief account of the business experience of each of the persons listed in the foregoing table. There are no family relationships or special understandings pursuant to which such persons have been elected as officers of the Company. None of the officers have any substantial interest in any matter to be acted upon, other than the election of Directors in the case of Mr. Bursky, Mr. Rieple and Ms. James.

                  Mr. Bursky has served as Chairman of the Board of Directors since July 1988. He was President of the Company from November 1989 to
  December 1990. He has served as an executive officer of Interlaken Capital since May 1980, and is currently serving as a Managing Director of Interlaken
  Capital.  Mr. Bursky is a director of PCI.

                  Mr. Rieple has served as President of the Company since
  December 1990.  From 1984 to November 1990, Mr.  Rieple was President, Chief
  Executive Officer and a director of Diversey Corp.

                  Ms. James has served as Chief Financial Officer of the Company since February 1996, has served as Executive Vice President of the Company since January 1989 and has served as Secretary and Treasurer of the Company since December 1989. She was Chief Financial Officer of the Company from January 1989 until September 1993. Ms. James has been a Managing
  Director of Interlaken Capital since January 1990. From 1982 through 1988, she was employed by Morgan Stanley & Co. Incorporated, serving as a Managing
  Director in the corporate finance area during the last two years of her tenure.

                  Mr. Martin has served as Vice President, Controller of the Company since July 1990. He was employed by Interlaken Capital from August
  1986 to January 1996, during the last six years of which he served as Vice
  President, Finance. In this role, he was responsible for accounting and general financial administrative functions.


                  REPORT OF THE STOCK OPTION AND COMPENSATION
                      COMMITTEE ON EXECUTIVE COMPENSATION

                  The Stock Option and Compensation Committee of the Board of
  Directors establishes the general compensation policies of the Company and the specific compensation level for the Company's President and the Company's
  Chief Financial Officer. The Stock Option and Compensation Committee also reviews the levels of compensation of senior officers of the Company's subsidiaries. During 1995, the Stock Option and Compensation Committee was composed of Andrew M. Bursky, Catherine B. James and Joshua A. Polan.

                  The Stock Option and Compensation Committee believes that the compensation of the President of the Company should be heavily influenced by Company performance, as measured by operating, financial and strategic objectives. It further believes that Company performance should be viewed both from a short-term and a long-term perspective. The Committee establishes the President's salary by considering the salaries of CEO's of comparably-sized companies and the Company's performance relative to other distribution businesses as measured by data obtained by the Committee from publicly available sources, including data with respect to the businesses' asset utilization, profitability and return on invested capital. The compensation levels of senior officers of the Company's subsidiaries are set with a view to aligning compensation with the Company's business objectives and performance. The Company has not entered into an employment agreement with its President or with most of the executives employed by the Company's subsidiaries. The Stock Option and Compensation Committee believes it is especially important, therefore, to use compensation to enable the Company to attract and reward officers who contribute to the Company's long-term success by demonstrated, sustained performance. To this end, the Company relies on cash and individual bonus awards and on equity-based compensation through the Company's 1990 Stock Option Plan. For 1995, the Committee generally sought to increase executive salaries to remain competitive with comparable companies.

                  Stock options are granted to the President, and to other executives, based on an evaluation of the executives' ability to influence the Company's long-term growth and profitability. In the case of executives employed by subsidiaries, the subsidiary's financial performance and potential future contributions to overall corporate profitability are also taken into account. During 1995, the Company's President received options to purchase 51,500 shares of the Common Stock.

  STOCK OPTION AND COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

                  During 1995, Mr. Bursky, Ms. James and Mr. Polan served on the Company's Stock Option and Compensation Committee. Mr. Bursky has served as Chairman of the Board of Directors since 1988 and was President of the Company from November 1989 to December 1990. Ms. James has served as an executive officer of the Company since January 1989. During 1995, Mr. Bursky served on the compensation committee of Fine Host Corporation. William R.
  Berkley, the Chairman of the Board of Fine Host Corporation, is a member of the Company's Board of Directors. See "Transactions with Affiliates" for a description of certain transactions between the Company and certain other companies of which Mr. Bursky, Ms. James, Mr. Polan and Mr. Berkley are officers, directors and/or shareholders.

                     STOCK OPTION AND COMPENSATION COMMITTEE

                                 Andrew M. Bursky
                                Catherine B. James
                                 Joshua A. Polan

  March 22, 1996

                The above report of the Stock Option and Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of
  1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.






                             EXECUTIVE COMPENSATION

                  The following table sets forth all the cash and non-cash compensation for each of the last three fiscal years ended December 31, 1995 awarded to or earned by the President of the Company. No other executive officer of the Company earned more than $100,000 in salary and bonus in any of the three fiscal years ended December 31, 1995. Mr. Bursky and Ms. James do not receive any compensation from the Company but are executive officers of and are compensated by Interlaken Capital, which is party to a services agreement with the Company pursuant to which Interlaken Capital will receive a fee of $500,000 during 1996. See "Transactions with Affiliates."

                                                    SUMMARY COMPENSATION TABLE

                                                Annual                              Long Term
                                             Compensation     Awards              Compensation
                                         ----------------------------------       ------------
                                                                                          Number
                                                                                            of
                                                                                        Securities
               Name and                                                                 Underlying
           Principal Position                                                             Options              All Other
         of Executive Officer             Year        Salary              Bonus         Granted(#)            Compensation
---------------------------------------------------------------------------------------------------------------------------------

          Theodore R. Rieple,             1995          $213,617         $40,000          51,500                $1,394(1)
               President
                                          1994           204,038          10,000            --                   1,534(1)

                                          1993           180,000           5,000         309,000                 2,630(1)
  ------------------------

   (1) These amounts represent contributions to the Company's Retirement Savings Plan.

                  Mr. Rieple did not receive any other annual compensation, restricted stock awards, stock appreciation rights, long-term incentive plan payouts or other compensation for the three fiscal years ended December 31, 1995.

                  The following table sets forth options granted to Mr. Rieple during 1995:

                       OPTIONS GRANTS IN LAST FISCAL YEAR

                                                                                               POTENTIAL REALIZABLE VALUE AT
                                                                                                  ASSUMED ANNUAL RATES OF
                          NUMBER OF                                                            STOCK PRICE APPRECIATION FOR
                          SECURITIES         % OF TOTAL        EXERCISE                                 OPTION TERM
                          UNDERLYING      OPTIONS GRANTED       OR BASE                        -----------------------------
        NAME           OPTIONS GRANTED      TO EMPLOYEES         PRICE          EXPIRATION          5% ($)           10% ($)
        ----           ---------------         ---------         ($/SH)           DATE              ------           -------
                                                                 ------           ----

Theodore R. Rieple        51,500(1)            14.8%             $3.45          05/25/2005         $111,755          $283,250
    --------------------

   (1)   These options vest in equal installments on the first three annual anniversaries of the date of grant.

                The following table sets forth the option exercises and the value of in-the-money unexercised options held by Mr. Rieple at December 31, 1995:




                  AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                               AND FY-END OPTION/SAR VALUES

                                                   NUMBER OF SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                                     UNEXERCISED OPTIONS/SARS AT               IN-THE-MONEY
                                                              FY-END(#)                  OPTIONS/SARS AT FY-END($)
                                                 -------------------------------------------------------------------------
                                                 ---------------- --------------- ------------------ ---------------------
                    SHARES ACQUIRED     VALUE
         NAME       ON EXERCISE(#)   REALIZED($)   EXERCISABLE      UNEXERCISABLE  EXERCISABLE(1)      UNEXERCISABLE(1)
------------------ ---------------- ------------ ---------------- --------------- ------------------ ---------------------
------------------ ----------------              ---------------- --------------- ------------------

Theodore R. Rieple         0              0          257,500           103,000       $1,779,325            $584,010
  ----------------

   (1)   Mr. Rieple has been granted options to purchase a total of 309,000 shares of the Common Stock at an exercise price of
         $0.97 per share and 51,500 shares of the Common Stock at an exercise price of $3.45. The fiscal year-end closing price of the Common Stock was $7.88 per share.  The amounts in these columns were calculated using the difference between the exercise price and the fiscal year-end closing price.

                         COMPANY STOCK PERFORMANCE GRAPH


                  The graph below compares the cumulative total return on the Common Stock for the last five years with the yearly cumulative total shareholder return of the NASDAQ Market Index and the peer group index selected by the Company. The comparison assumes an investment of $100 each in the Common Stock, the NASDAQ Market Index and the peer group on December 31, 1990 with dividends reinvested when they are paid. The companies included in the peer group are Lawson Products, Inc., Noland Company, Premier Industrial Corporation and Arden Industrial Products Inc. ("Arden"). The Company has added Arden to the peer group this year in place of RB&W Corporation, which is no longer a publicly traded company and for which information regarding shareholder returns is no longer available to the Company. Arden is a national distributor of specialty and standard fasteners to the industrial market. The Company has included Arden because the Company believes that a peer group consisting of four companies as opposed to three is a better representative sample for comparative purposes. The Company is not included in the peer group. In the calculation of the annual cumulative shareholder return of the peer group index, the shareholder returns of the companies included in the peer group are weighted according to their stock market capitalizations.

                               [GRAPHIC OMITTED]
              [SEE BELOW FOR TABULAR PRESENTATION OF GRAPHIC]

                                1990    1991    1992    1993    1994    1995
                                ----    ----    ----    ----    ----    ----
Strategic Distribution, Inc.    100.0   100.0   100.0   100.0   512.8   836.9
NASDAQ                          100.0   128.4   129.6   155.5   163.3   211.8
Peer Group                      100.0   114.3   146.9   161.7   141.3   146.2

                  From December 31, 1990 through December 31, 1993, there was no active market for the Common Stock, and the Common Stock was not regularly quoted on any national market quotation system. Therefore, the prices of the Common Stock for 1990 through 1993, as set forth in the Performance Graph, are based on (i) prices at which the Company issued Common Stock in private sales and (ii) exercise prices of options to purchase the Common Stock granted by the Company (which exercise prices were deemed to be greater than or equal to the fair market value of the Common Stock on the date of grant). Persons controlling the Company were among those purchasing the Common Stock in many of the private sales. The Common Stock began trading on the Nasdaq SmallCap Market on March 16, 1994 and began trading on the Nasdaq National Market on October 6, 1994. The price of the Common Stock on December 31, 1995, as set forth in the Performance Graph, represents the last reported sale price of the Common Stock on the Nasdaq National Market on December 29, 1995, the last trading date in 1995.

                       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                                  OWNERS AND MANAGEMENT

                  The following table sets forth certain information, as of April 17, 1996, concerning beneficial ownership of the Common Stock (calculated based on [21,762,050] shares outstanding) by (i) each person known by the Company to own beneficially more than five percent of the outstanding shares of the Common Stock, (ii) each director of the Company and each nominee to become a director, (iii) the executive officer named in the Summary Compensation Table and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, all amounts reflected in the table represent shares the beneficial owners of which have sole voting and investment power.

                                                     Amount and
                                                     Nature of
  Title of                   Name and Address of     Beneficial       Percent
  Class                      Beneficial Owner(a)     Ownership        of Class

  Common Stock               William R. Berkley
                             Director                9,282,898(b)     40.93%(b)

  Common Stock               Andrew M. Bursky
                             Director, Chairman of
                             the Board               1,090,863(c)      4.92%(c)

  Common Stock               Arnold W. Donald
                             Director                    1,030            *

  Common Stock               Catherine B. James
                             Chief Financial Officer,
                             Executive Vice
                             President and
                             Director                  720,820(d)      3.29%(d)

  Common Stock               George E. Krauter
                             Director                  206,000            *

  Common Stock               Joshua A. Polan
                             Director                  165,781            *

  Common Stock               Theodore R. Rieple
                             President, Director       413,030(e)      1.87%(e)

  Common Stock               The Soros Group(f)        2,472,000        11.37%

  Common Stock               Wellington Management
                             Company(g)                1,288,360(h)      5.93%

  Common Stock               All executive officers
                             and directors as a
                             group (9 persons)         11,464,476(i)     49.48%(i)

    *      Owns less than 1% of the outstanding shares of Common Stock.

  (a) The business address of William R. Berkley and all executive officers and directors of the Company is 165 Mason Street, Greenwich, Connecticut 06830. The business addresses of the members of the Soros Group are set forth in footnote (f) below and the business address of Wellington Management Company is set forth in footnote (g).

  (b) Includes (i) 417,182 shares of the Common Stock as to which Mr. Berkley has granted a call option to Mr. Bursky, (ii) 19,649 shares of the Common Stock which are subject to currently exercisable stock options held by The Berkley Family Limited Partnership, and (iii) 919,600 shares of the Common Stock which are subject to currently exercisable stock options held by Interlaken Investment Partners, L.P. Mr. Berkley is a general partner of The Berkley Family Limited Partnership and is the sole owner of a company that indirectly controls Interlaken Investment Partners, L.P.; as such, he may be deemed to be the beneficial owner of shares of the Common Stock and/or options to purchase the Common Stock held by those entities. The number of outstanding shares used for calculating percent of class is 22,682,203.

  (c) Includes (i) 417,182 shares of the Common Stock which Mr. Bursky may acquire from Mr. Berkley upon exercise of a call option and (ii) 28,295 shares of the Common Stock which are subject to currently exercisable stock options held by Mr. Bursky. The number of outstanding shares used for calculating percent of class is 22,188,431.

  (d) Includes 147,800 shares of the Common Stock which are subject to currently exercisable stock options held by Ms. James. The number of outstanding shares used for calculating percent of class is 21,890,754.

  (e) Includes (i) 257,500 shares of the Common Stock which are subject to currently exercisable stock options held by Mr. Rieple and (ii) 51,500 shares of the Common Stock which are subject to stock options held by Mr. Rieple that will become exercisable within 60 days. The number of outstanding shares used for calculating percent of class is 22,051,954.

   (f) The Soros Group is comprised of George Soros (doing business as Soros Fund Management), Brahman Partners II, L.P., B-Y Partners, L.P., Brahman Capital Corp., Brahman Partners, Peter A. Hochfelder, Robert
          J. Sobel and Mitchell A. Kuflik. The business address of Mr. Soros is 888 Seventh Avenue, New York, New York 10106. The business address of all other members of the Soros Group is 630 Fifth Avenue, New York,

          New York 10111. Information regarding the Soros Group has been obtained by the Company from a Schedule 13D filed by the Soros Group with the Securities and Exchange Commission on or about January 12, 1994.

  (g) The business address of Wellington Management Company is 75 State Street, Boston Massachusetts 02109. Information regarding Wellington Management Company has been obtained by the Company from a Schedule 13G filed by Wellington Management Company with the Securities and Exchange Commission on or about January 31, 1996.

  (h) Wellington Management Company has shared investment power over 1,288,360 shares of the Common Stock and shared voting power over 629,160 shares of the Common Stock. Wellington Management Company does not have sole voting power over any shares of the Common Stock.

  (i) Includes 1,425,580 shares of the Common Stock which are subject to options held by executive officers and directors of the Company that are currently exercisable or will become exercisable within 60 days. The number of outstanding shares used for calculating percent of class is 23,168,534.

                            TRANSACTIONS WITH AFFILIATES

                  The Company has entered into an agreement (the "Services Agreement") with Interlaken Capital pursuant to which Interlaken Capital will provide the Company with certain corporate and administrative services during 1996, including but not limited to services relating to accounting and other financial matters, tax return preparation and internal legal advice. Mr. Berkley is the sole shareholder of Interlaken Capital. Messrs. Berkley and Bursky are the sole directors of Interlaken Capital. Mr. Bursky, Ms. James and Mr. Polan are all employees and executive officers of Interlaken Capital. The fee to be paid by the Company pursuant to the Services Agreement is $500,000 plus expenses incurred by Interlaken Capital. Besides providing services to the Company, Interlaken Capital provides legal, accounting and other services to companies engaged in such businesses as fire protection, contract food services, infants' clothing manufacturing and chemical manufacturing. Ms. James will devote her full attention to the Company in her capacity as Executive Vice President and Chief Financial Officer. Mr. Bursky will devote a significant portion of his time to the Company in his capacity as Chairman. However, the percentage of time Mr. Bursky devotes to the Company will vary, and will depend upon the demands and growth of the Company and other business enterprises with which he is involved. Mr. Berkley and Mr. Polan, as directors of the Company, will devote such time as a director ordinarily devotes to his duties as a director. The Services Agreement is effective from March 1, 1996 through December 31, 1996 unless terminated by either party on 30 days' prior written notice. The terms of the Services Agreement were approved by the Company's disinterested directors.

                  On May 12, 1995, the Company acquired all of the outstanding common stock of American Technical Services Group, Inc. ("ATSG") in exchange for options to purchase an aggregate of 1,036,708 shares of the Common Stock at a purchase price of $5.82 per share. The options became exercisable in whole or in part on November 13, 1995 and terminate on May 12, 2000. The selling stockholders of ATSG included (i) Interlaken Investment Partners, L.P., which received options to purchase 919,600 shares of the Common Stock,
  (ii) The Berkley Family Limited Partnership, which received options to purchase 19,649 shares of the Common Stock, (iii) Andrew M. Bursky, who received options to purchase 28,295 shares of the Common Stock, and (iv) Catherine B. James, who received options to purchase 44,800 shares of the Common Stock. Ms. James was Chairman of ATSG and Mr. Bursky was a director of ATSG at the time of the transaction. Mr. Berkley is the sole owner of a company that indirectly controls Interlaken Investment Partners, L.P. and is a general partner of The Berkley Family Limited Partnership. The Company obtained an opinion from an independent investment bank as to the fairness of the transaction to the Company's shareholders from a financial point of view.

                  The Company's SafetyMaster subsidiary currently leases space to Master Protection Corporation ("Master Protection") in offices located in Billings, Montana and Bismarck, North Dakota. During 1995, SafetyMaster leased space to Master Protection under the foregoing leases for an aggregate annual rental of approximately $15,851. It is anticipated that the Company will pay an aggregate annual rent of $15,839 in 1996. Messrs. Berkley, Bursky and Polan and Ms. James are shareholders of Master Protection Holdings, Inc. ("Master Protection Holdings"), the parent of Master Protection. The Company's current directors own, in the aggregate, approximately 78% of Master Protection Holdings' outstanding common stock. Ms. James is the Chairman of Master Protection Holdings and Master Protection and Messrs. Berkley, Bursky and Polan are directors of Master Protection Holdings and Master Protection.

                  In accordance with the agreement pursuant to which the Company purchased its original safety products distribution business from Master Protection in 1990, Master Protection is the distributor of record for all products manufactured by Ansul Fire Protection ("Ansul") and sold by SafetyMaster in those markets in which SafetyMaster operated at the time of the purchase. Master Protection has had a long standing relationship with Ansul and is responsible for negotiating the terms under which SafetyMaster buys Ansul products and resolving any distribution problems that arise between the Company and Ansul. During 1995, the Company paid an annual commission to Master Protection of approximately $65,043 in connection with the sale of Ansul products, and it is anticipated that the Company will continue to pay such an annual commission to Master Protection of approximately $65,000.

                  The Company has issued a subordinated note due 1998 to Mr. Krauter in the principal amount of $500,000, bearing interest at the rate of 6% per annum. The Company issued this note on January 4, 1994 in connection with its acquisition from Mr. Krauter of all of the issued and outstanding stock of ISA.

                  The Company believes that the foregoing transactions were on terms no less favorable to the Company than those available from unaffiliated parties. In the future, the Company will engage in transactions with affiliated parties only if they satisfy the foregoing criteria.

                                SHAREHOLDER PROPOSALS

                  Securities and Exchange Commission regulations permit shareholders to submit proposals for consideration at annual meetings of shareholders. Any such proposals for SDI's Annual Meeting of Shareholders to be held in 1997 must be submitted to SDI on or before December 23, 1996, and must comply with applicable regulations of the Securities and Exchange Commission in order to be included in proxy materials relating to that meeting. Proposals should be sent to: Strategic Distribution, Inc., c/o Theodore R. Rieple, President, 12136 West Bayaud, Suite 320, Lakewood, Colorado 80228.


                                     MISCELLANEOUS

                  A copy of the Company's Annual Report for the year ended December 31, 1995, as filed with the Securities and Exchange Commission, has been delivered free of charge to shareholders with this solicitation. A copy of the Company's Annual Report on Form 10-K, including exhibits if requested, will be furnished upon the payment of a reasonable fee to cover the Company's expense in reproducing and mailing same, to each shareholder who mails a written request therefor, to: Strategic Distribution, Inc., 12136 West Bayaud, Suite 320, Lakewood, Colorado 80228.
                              ---------------------------


                  Please complete, date, sign and mail promptly the accompanying proxy in the postage-paid envelope enclosed for your convenience. The signing of the proxy will not prevent your attending the Meeting and voting in person.

  Greenwich, Connecticut April 24, 1996

                                                                   Exhibit A

                      RESOLUTIONS OF THE BOARD OF DIRECTORS
                   TO AMEND THE COMPANY'S RESTATED CERTIFICATE
                                  OF INCORPORATION

                           BE IT RESOLVED, that Article Eleventh of the Restated Certificate of Incorporation of the Corporation be deleted in its entirety; and be it

                           FURTHER RESOLVED, that Article Ninth of the Restated Certificate of Incorporation of the Corporation be amended so as to read in its entirety as follows:

                                    "NINTH: The Corporation shall indemnify to
                  the fullest extent permitted under and in accordance with the laws of the State of Delaware any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of or in any other capacity with another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

                                   Expenses incurred in defending a civil or
                  criminal action, suit or proceeding shall (in the case of any action, suit or proceeding against a director or officer of the Corporation) or may (in the case of any action, suit or proceeding against a trustee, employee or agent) be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board upon receipt of an undertaking by or on behalf of the indemnified person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article.

                                    The indemnification and other rights set
                  forth in this Article shall not be exclusive of any provisions with respect thereto in the by-laws or any other contract or agreement between the Corporation and any officer, director, employee or agent of the Corporation.

                                    Neither the amendment nor repeal of this
                  Article nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article shall eliminate or reduce the effect of this Article in respect of any matter occurring before such amendment, repeal or adoption of an inconsistent provision or in respect of any cause of action, suit or claim relating to any such matter which would have given rise to a right of indemnification or right to receive expenses pursuant to this Article if such provision had not been so amended or repealed or if a provision inconsistent therewith had not been so adopted.

                                    No director shall be personally liable to
                  the Corporation or any stockholder for monetary damages for breach of fiduciary duty as a director, except for any matter in respect of which such director (A) shall be liable under
                  Section 174 of the General Corporation Law of the State of Delaware or any amendment thereto or successor provision thereto, or (B) shall be liable by reason that, in addition to any and all other requirements for liability, he:

                                            (i) shall have breached his duty of
                  loyalty to the Corporation or its stockholders;

                                            (ii)  shall not have acted in good
                  faith or, in failing to act, shall not have acted in good
                           faith;

                                            (iii) shall have acted in a manner
                           involving intentional misconduct or a knowing violation of law or, in failing to act, shall have acted in a manner involving intentional misconduct or a knowing violation of law; or

                                             (iv) shall have derived an
                           improper personal benefit.

                                    If the General Corporation Law of the State
                  of Delaware is amended after the date of the filing of this

                  Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended."

                                                                 APPENDIX I


                          STRATEGIC DISTRIBUTION, INC.
                              AMENDED AND RESTATED
                        1990 INCENTIVE STOCK OPTION PLAN
                                     * * *

                                    ARTICLE I

                                     Purpose

                  The Strategic Distribution, Inc. 1990 Incentive Stock Option Plan (the "Plan") is intended as an incentive to improve the performance, encourage the continued employment, and increase the proprietary interest of certain directors, officers and key employees of Strategic Distribution, Inc. (the "Company") participating in the Plan. The Plan is designed to grant such directors, officers and key employees the opportunity to share in the Company's long-term success through stock ownership and to afford them the opportunity for additional compensation related to the value of the Company's stock.

                  The word "Company", when used in the Plan with reference to employment, shall include subsidiaries of the Company. The word "subsidiary", when used in the Plan, shall mean any subsidiary corporation of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

                  It is intended that certain options granted under the Plan and designated as incentive stock options in the option agreements qualify as "incentive stock options" under Section 422A of the Code.

                  For purposes of the Plan, the term "Effective Date" shall mean September 7, 1990.

                                   ARTICLE II

                                 Administration

                  The Plan shall be administered by a committee (the "Committee") appointed by the Board of Directors of the Company (the "Board") from among its members and shall consist of not less than two members thereof, who at all times have been with respect to the Plan and who are (and shall remain Committee members only so long as they continue to be) "disinterested persons" within the meaning of Rule 16b-3 (or any successor rule or regulation) under the Securities and Exchange Act of 1934.

                  Subject to the provisions of the Plan, the Committee shall have sole authority, in its absolute discretion: (a) to determine, subject to approval of the Board as provided in ARTICLE IV and ARTICLE VI, which of the eligible Participants (as hereinafter defined) shall be granted options; (b) to authorize the granting of both incentive stock options and non-qualified stock options; (c) to determine the times when options shall be granted and the number of shares to be subject to options; (d) to determine the option price of the shares subject to each option, which price shall be not less than the minimum specified in ARTICLE V; (e) to determine the time or times when each option becomes exercisable, the duration of the exercise period and any other restrictions on the exercise of options issued hereunder; (f) to prescribe the form or forms of the option agreements under the Plan (which forms shall be consistent with the terms of the Plan but need not be identical and may contain such terms as the Committee may deem appropriate to carry out the purposes of the

Plan); (g) to determine the nature of any rights and restrictions to be imposed on shares subject to options issued hereunder; (h) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; (i) to construe and interpret the Plan, the option agreements under the Plan and the rules and regulations adopted from time to time, if any; and (j) to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all optionees.

                                ARTICLE III

                                   Stock

                  The stock to be subject to options granted under the Plan shall be shares of authorized but unissued common stock, par value $0.10 (the "Stock"), of the Company, or previously issued shares of such Stock reacquired by the Company and held in its treasury, as determined by the Board. Under the Plan, the total number of shares of Stock which may be purchased pursuant to options hereunder shall not exceed, in the aggregate, 2,000,000 shares, except as such number of shares shall be adjusted in accordance with the provisions of ARTICLE X hereof. Options for no more than 100,000 shares of Stock may be granted to any individual optionee during any calendar year that the Plan is in effect, except as such number shall be adjusted in accordance with the provisions of ARTICLE X hereof.

                Each option granted under the Plan shall be evidenced by an option agreement between the Company and the optionee containing such provisions as may be determined by the Committee, but shall be subject to the following terms and conditions:

                  (a) Each share of Stock purchased through the exercise of an option shall be paid for in full at the time of the exercise; and

                  (b) Each option shall become exercisable by the optionee in accordance with any vesting schedule established by the Committee pursuant to
ARTICLE VI of the Plan.

                  The number of shares of Stock available for grant of options under the Plan shall be decreased by the sum of the number of shares with respect to which options have been issued and are then outstanding and the number of shares issued upon exercise of options. In the event that any outstanding option for any reason expires, lapses, or is cancelled prior to the end of the period during which options may be granted, the shares of Stock called for by the unexercised portion of such option may again be subject to an option under the Plan.

                                   ARTICLE IV

                           Eligibility of Participants

                  Subject to ARTICLE VII, directors, officers and employees of the Company, together with consultants and advisers to the Company, who have been selected by the Committee as participants (collectively referred to as "Participants" and individually as a "Participant") shall be eligible to receive grants of options under the Plan; provided, however, that notwithstanding any other provision of the Plan to the contrary, no director of the Company, and no person who is not an officer or employee of the Company, shall be eligible to receive incentive stock options. Participation in the Plan shall be limited to eligible Participants who have entered into option have a right to be selected for participation in the Plan. agreements with the Company. No Participant, however, shall at any time have a right to be selected for participation in the Plan.

                                    ARTICLE V

                                  Option Price

                  The option price of each option granted under the Plan shall be determined by the Committee; provided, however, that in the case of each incentive stock option granted under the Plan, the option price shall not be less than the fair market value at the time the option is granted. In no event shall the option price of any option be less than the par value per share of Stock on the date an option is granted.

                  At any time when the Stock is quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the fair market value shall be deemed to be the mean between the last quoted bid and asked prices on NASDAQ on the date immediately preceding the date on which the option is granted, or, if not quoted on that day, then on the last preceding date on which such stock is quoted. If the Stock is listed on one or more national securities exchanges, the fair market value shall be deemed to be the mean between the highest and lowest sale prices reported on the principal national securities exchange on which such stock is listed and traded on the date immediately preceding the date on which the option is granted, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported. If the Stock is not quoted on NASDAQ or listed on an exchange, or representative quotes are not otherwise available, the fair market value of the Stock shall mean the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service.

                                   ARTICLE VI

                         Terms and Conditions of Options

                  The Committee shall determine the dates after which options may be exercised, in whole or in part. If an option is exercisable in installments, installments or portions thereof which are exercisable and not exercised shall remain exercisable.

                  Any other provision of the Plan notwithstanding and subject to
ARTICLE VII, no option shall be granted after the date which is ten years from the Effective Date (the "Termination Date") nor shall any option, if granted, be exercised after the date which is ten years after the option is granted.

                  Options granted hereunder may provide that if prior to the Termination Date an optionee shall cease to be employed by the Company for any reason other than death, disability or for cause, the option will remain exercisable by the optionee for a period not extending beyond three months after the date of cessation of employment, but in no event later than the Termination Date, to the extent it was exercisable at the time of cessation of employment. Options granted hereunder may provide that if prior to the Termination Date an optionee shall cease to be employed by the Company for reasons of death or disability, the option will remain exercisable by the optionee or, in the event of his death, by the person or persons to whom the optionee's rights under the option would pass by will or the applicable laws of descent and distribution for a period not extending beyond one year after the date of death or disability, but in no event later than the Termination Date, to the extent it was exercisable at the time of death or disability. Options granted hereunder may provide that if prior to the Termination Date an optionee shall cease to be employed by the Company by reason of termination of employment by the Company for cause, or by voluntary termination at a time when the Company is entitled to terminate such optionee's employment for cause, the option shall terminate immediately. For purposes of the Plan, the Company shall have "cause" to terminate an optionee's employment hereunder upon (i) the commission by the optionee of a proven act of fraud or embezzlement against the Company, (ii) the engaging by the optionee in willful misconduct or gross negligence which is demonstrably and materially injurious to the Company, monetarily or otherwise, (iii) failure of the optionee to render services to the Company in accordance with such optionee's duties as an employee of the Company or (iv) the optionee being convicted of a misdemeanor involving an act of moral turpitude or a felony.

                  For purposes of the Plan, in the case of a Participant who is a director, references to employment herein shall be deemed to refer to such director's service to the Company in such capacity.

                  Notwithstanding the foregoing, stock options granted hereunder shall provide that no option shall be exercisable after the optionee's cessation of employment with the Company if at the time of exercise the By-Laws of the Company limit the ownership of common stock of the Company to selected persons, including employees of the Company.

                                   ARTICLE VII

                          Special Provisions Applicable
                         Only to Incentive Stock Options

                  To the extent the aggregate fair market value (determined at the time the option is granted) of the Stock with respect to which incentive stock options may be exercisable for the first time by an optionee during any calendar year (under this Plan and any other stock option plan of the Company and any parent or subsidiary thereof) exceeds $100,000, such incentive stock options shall be treated as options which are non-qualified stock options.

                  No incentive stock option may be granted to an individual who, at the time the option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof, unless such option (i) has an option price of at least 110% of the fair market value of the Stock on the date of the grant of such option; and (ii) such option by its terms cannot be exercised more than five years after the date it is granted.

                  Each optionee who receives an incentive stock option must agree to notify the Company in writing immediately after the optionee makes a disqualifying disposition of any Stock acquired pursuant to the exercise of an incentive stock option. A disqualifying disposition is any disposition (including any sale) of such Stock before the later of (a) two years after the date the optionee was granted the incentive stock option or (b) one year after the date the optionee acquired Stock by exercising the incentive stock option.

                                  ARTICLE VIII

                               Payment for Shares

                  Payment for shares of Stock acquired pursuant to an option granted hereunder shall be made in full, upon exercise of the options (i) in immediately available funds in United States dollars, by certified or bank cashier's check, (ii) by surrender to the Company of shares of Stock, or (iii) by a combination of cash and shares of Stock. For purposes of this ARTICLE VIII, the shares of Stock surrendered in payment of the option price shall be valued as of the exercise date of the option. The Company in its discretion, and subject to any reasonable procedures required by its registrars and transfer agents, may credit or apply shares of Stock held by the optionee and identified to the Company toward payment of the applicable option exercise price without actual surrender of the certificate representing such shares and may cause to be issued to the optionee certificates for shares representing the balance of the shares to be issued upon exercise of the option. Payment in full shall include payment of any amounts required under paragraph (b) of
ARTICLE XIX.

                                   ARTICLE IX

                 Non-Transferability of Option Rights and Stock

                  During the lifetime of the optionee, the option shall be exercisable only by the optionee. No option shall be transferable, except by will or the laws of descent and distribution.

                                    ARTICLE X

                  Adjustment for Recapitalization, Merger, Etc.

                  The aggregate number of shares of Stock which may be purchased or acquired pursuant to options granted hereunder, the maximum number of shares of Stock for which Options may be granted to any individual optionee during any calendar year, the number of shares of Stock covered by each outstanding option and the price per share thereof in each such option shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Stock resulting from a stock split or other subdivision or consolidation of shares of Stock or for other capital adjustments or payments of stock dividends or distributions or other increases or decreases in the outstanding shares of Stock effected without receipt of consideration by the Company. Any adjustment shall be conclusively determined by the Committee.

                  If the Company shall be the surviving corporation in any merger or reorganization or other business combination, any option granted hereunder shall cover the securities or other property to which a holder of the number of shares of Stock covered by the unexercised portion of the option would have been entitled pursuant to the terms of the merger. Upon any merger or reorganization or other business combination in which the Company shall not be the surviving corporation, or a dissolution or liquidation of the Company, or a sale of all or substantially all of the Company's assets, all outstanding options shall terminate, subject to the right of the surviving or resulting corporation to grant the Company substitute options to purchase its shares on such terms and conditions, both as to the number of shares and otherwise, which the Committee shall deem appropriate.

                  Stock option agreements under the Plan may, at the discretion of the Committee, provide that upon stockholder approval of a merger, reorganization or other business combination, whether or not the Company is the surviving corporation, or a sale of all or substantially all of the Company's assets, all unmatured installments of the stock option shall vest and become immediately exercisable in full.

                  The foregoing adjustments and the manner of application of the foregoing provisions, including the issuance of any substitute options, shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an option.

                                   ARTICLE XI

                        No Obligation to Exercise Option

                  Granting of an option shall impose no obligation on the recipient to exercise such option.

                                   ARTICLE XII

                                 Use of Proceeds

                  The proceeds received from the sale of Stock pursuant to the Plan shall be used for general corporate purposes.

                                  ARTICLE XIII

                             Rights as a Stockholder

                  An optionee shall have no rights as a stockholder with respect to any share covered by his option until such person shall have become the holder of record of such share, and such person shall not be entitled to any dividends or distributions or other rights in respect of such share for which the record date is prior to the date on which such person shall have become the holder of record thereof, except as otherwise provided in ARTICLE X.

                                   ARTICLE XIV

                                Employment Rights

                  No provision in the Plan or in any option granted hereunder shall confer on any optionee any right to continue in the employ of the Company, or to interfere in any way with the right of the Company to terminate the optionee's employment at any time.

                                   ARTICLE XV

                               Compliance with Law

                  The Company is relieved from any liability for the non-issuance or non-transfer or any delay in the issuance or transfer of any shares of Stock subject to options under the Plan which results from the inability of the Company to obtain, or from any delay in obtaining, from any regulatory body having jurisdiction or authority, any requisite approval to issue or transfer any such shares if counsel for the Company deems such approval necessary for lawful issuance or transfer thereof.

                  Each option granted under the Plan is subject to the requirement that if at any time the Board determines, in its discretion, that the listing, registration or qualification of shares of Stock issuable upon exercise of options is required by any securities exchange or under any state or Federal law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of options or the issuance of shares of Stock, no shares of Stock shall be issued, in whole or in part, unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions or with such conditions as are acceptable to the Board.

                  In the event the disposition of shares of Stock acquired pursuant to the Plan is not covered by a then-current registration statement under the Securities Act of 1933, as amended, the shares of Stock shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, or regulations thereunder, and the Board may require the optionee (or transferee pursuant to ARTICLE IX), as a condition precedent to receipt of such shares of Stock, to represent in writing that the shares of Stock acquired by such person are acquired for investment only and not with a view to distribution. Appropriate legends may be placed on the stock certificates evidencing shares issued upon exercise of options to reflect any transfer restrictions.

                                   ARTICLE XVI

                             Cancellation of Options

                  The Committee, in its discretion, may, with the consent of any optionee, cancel any outstanding option hereunder.

                                  ARTICLE XVII

                     Effective Date; Expiration Date of Plan

                  The Plan shall become effective upon adoption by the Board. The expiration date of the Plan, after which no option may be granted hereunder, shall be the tenth (10th) anniversary of the adoption of the Plan by the Board.

                                  ARTICLE XVIII

                       Amendment or Discontinuance of Plan

                  The Board may terminate, amend or modify the Plan in its sole discretion at any time or from time to time after the Effective Date. Notwithstanding the preceding provisions of this ARTICLE XVIII, no such action shall, without shareholder approval, increase the number of shares as to which options may be granted or change the class of employees eligible to receive options under the new Plan.

                                   ARTICLE XIX

                                  Miscellaneous

                  (a) Options shall be evidenced by option agreements (which need not be identical) in such forms as the Committee may from time to time approve. Such agreements shall conform to the terms and conditions of the Plan and may provide that the grant of any option under the Plan and Stock acquired pursuant to the Plan shall also be subject to such other conditions (whether or not applicable to the option or Stock received by any other optionee) as the Committee determines appropriate, including, without limitation, provisions to assist the optionee in financing the purchase of Stock through the exercise of options, provisions for the forfeiture of, or restrictions on, resale or other disposition of shares under the Plan, provisions giving the Company the right to repurchase shares acquired under the Plan in the event the participant elects to dispose of such shares, and provisions to comply with Federal and state securities laws and Federal and state income tax withholding requirements.

                  (b) The Company may, in its discretion, require that an optionee pay to the Company, at the time of exercise, such amount as the Company deems necessary to satisfy its obligations to withhold Federal, state, or local income or other taxes incurred by reason of the exercise or the transfer of shares thereupon.

                  (c) Each optionee shall file with the Committee a written designation of one or more persons as beneficiary, who shall be entitled to exercise options which are exercisable, if any, or to receive shares of Stock distributable, if any, under the Plan upon the optionee's death. An optionee may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the optionee's death, and in no event shall it be effective as of a date prior to such receipt.

                  (d) If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative), may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

                  (e) No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the

Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                  (f) The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware without reference to the principles of conflicts of law thereof.

                  (g) No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Optionees shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

                  (h) Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and upon any other information furnished in connection with the Plan by any person or persons other than such member.

                  (i) Except as otherwise specifically provided in the relevant plan document, no payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit-sharing, group insurance or other benefit plan of the Company.

                  (j) The expenses of administering the Plan shall be borne by the Company.

                  (k) Masculine pronouns and other words of masculine gender shall refer to both men and women.

                                                                  APPENDIX II

                          STRATEGIC DISTRIBUTION, INC.
                          EXECUTIVE COMPENSATION PLAN

                           (As proposed to be adopted)


I.  PURPOSE

The purpose of the Plan is to provide management employees of the Company and its Subsidiaries with long-term, equity-based incentives to maximize the equity value of the Company.

II.  DEFINITIONS

"Bonus Award" means the bonus award granted to a Participant, as determined by the Committee.

"Bonus Pool" means the aggregate amount of Bonus Awards payable to employees of a Participating Employer in respect of a Plan Year.

"Committee" means the committee selected by the Board of Directors of the Company to administer the Plan, consisting of at least three individuals, each of whom is a "disinterested person" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

"Common Stock" means common stock, $0.10 par value per share, of Strategic Distribution, Inc.

"Company" means Strategic Distribution, Inc., a Delaware corporation.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Long-Term Disability" means the inability of the Participant to substantially perform his or her duties to the Company by reason of physical or mental disability, as determined by the Committee in its reasonable discretion.

"Participant" means any management employee of a Participating Employer selected by the Committee to participate in the Plan.

"Participating Employers" means the Company and the Subsidiaries.

"Performance Goals" means the performance goals set for each Participating Employer and/or each Participant by the Committee.

"Plan" means the Strategic Distribution, Inc. Executive Compensation Plan.

"Plan Year" means a calendar year during which the Plan is in effect.

"Subsidiary" means each subsidiary corporation of the Company designated by the Committee to participate in the Plan.

III.  ELIGIBILITY; SELECTION OF PARTICIPANTS

All management employees of the Participating Employers shall be eligible to participate in the Plan. Participants for each Plan Year shall be selected by the Committee from among the eligible employees. No employee shall at any time have the right to be selected as a Participant nor, having been selected as a Participant for one Plan Year, to be selected as a Participant in any other Plan Year.

IV.  ADMINISTRATION

Except as otherwise provided herein, full power and authority to construe, interpret, and administer the Plan shall be vested in the Committee. The Committee may at any time adopt such rules, regulations, policies, or practices which it determines to be necessary or appropriate for the administration of, or the performance of its responsibilities under, the Plan. The Committee may at any time amend, modify, suspend, or terminate such rules, regulations, policies, or practices.

V.  DETERMINATION OF BONUS AWARDS

The Committee will annually approve Performance Goals and Bonus Pools for each Participating Employer. The Committee will also establish formulas and criteria for calculating Bonus Awards for each Participant based on achievement of Performance Goals. The Committee shall determine the level of attainment of Performance Goals for each Participant and the Bonus Awards to be paid to each Participant for each Plan Year.

VI.  PAYMENT OF BONUS AWARDS; VESTING

Payment of Bonus Awards may be made in the form of cash or shares of Common Stock, as determined by the Committee. The date of payment, as well as the per-share price at which the portion of a Bonus Award payable in Common Stock shall be converted into Common Stock, shall be determined by the Committee. Such per share price shall be the mean between the last quoted bid and ask prices reported for the Common Stock on the NASDAQ National Market System on the date immediately preceding the date on which such Bonus Award is made or, if prices for the Common Stock are not quoted on such date, then on the last preceding date on which such prices were quoted.

The cash portion of any Bonus Awards shall be vested upon payment. The portion of any Bonus Awards payable in Common Stock may be deferred and subject to vesting conditions and/or issued and subject to transfer restrictions and forfeiture, as determined by the Committee.

Except as described in Article VIII below, in order to be eligible for payment of a Bonus Award for any year, a Participant must be actively employed by a Participating Employer on the date such payment is scheduled to be made.

VII.       SHAREHOLDER APPROVAL; REGULATORY RESTRICTIONS

The Plan is subject to shareholder approval at the Company's annual meeting of shareholders in May, 1996.

No more than 500,000 shares of Common Stock may be issued under the Plan.

Any Participant subject to the restrictions of Section 16(b) of the Exchange Act may not sell those shares of Common Stock constituting a portion of his or her Bonus Award for at least six months following the final determination by the Committee of the amount of such Bonus Award, and the number of such shares of Common Stock.

VIII.  TERMINATION OF EMPLOYMENT

In the event of termination of a Participant's employment with a Participating Employer by reason of death or Long-Term Disability after the end of a Plan Year and before the payment of a Bonus Award with respect to such Plan Year, such Bonus Award shall be paid to the Participant on the date specified by the Committee. In the event of a Participant's death, such payment shall be made to the Participant's designated beneficiary, or if there is none living, to the estate of the Participant.

In the event of a Participant's termination of employment with a Participating Employer for any reason other than death or Long-Term Disability, such Participant shall have no right to any unpaid Bonus Awards, unless the Committee specifically determines that such amounts are to be paid.

The portion of any Bonus Awards payable in shares of Common Stock which either have not been issued or have not vested as of the date of any termination of a Participant's employment shall be forfeited upon such termination, unless the Committee specifically provides otherwise.

IX.  REORGANIZATION OR DISCONTINUANCE

The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company will make appropriate provision for the preservation of Participants' rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

X.  NON-ALIENATION OF BENEFITS

A Participant may not assign, sell, encumber, transfer or otherwise dispose of any rights or interests under the Plan except by will or the laws of descent and distribution. Any attempted disposition in contravention of the preceding sentence shall be null and void.

XI.  NO CLAIM OF RIGHT UNDER THE PLAN

No employee or other person shall have any claim or right to be selected as a Participant under the Plan. Neither the Plan nor any action taken pursuant to the Plan shall be construed as giving any employee any right to be retained in the employ of any Participating Employer.

XII.  TAXES

The Company shall deduct from all amounts paid under the Plan all federal, state, local and other taxes required by law to be withheld with respect to such payments.

XIII.  PAYMENTS TO PERSONS OTHER THAN THE PARTICIPANT

If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefore has been made by a duly appointed legal representative) may, if the Committee so directs, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee, in its sole discretion, to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Company therefor.

XIV.  NO LIABILITY OF COMMITTEE MEMBERS

No member of the Committee shall be personally liable by reason of any contract or other instrument related to the Plan executed by such member or on his or her behalf in his or her capacity as a member of the Committee, nor for any mistake made in good faith, and the Company shall indemnify and hold harmless each employee, officer, or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including legal fees) or liability (including any sum paid in settlement of a claim with the approval of the Board of Directors) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith.

XV.  TERMINATION OR AMENDMENT OF THE BONUS PLAN

The Committee may amend, suspend or terminate the Bonus Plan at any time, provided that no such action may increase the total number of shares of Common Stock which may be granted under the Bonus Plan without the approval of the Company's shareholders.

XVI.  UNFUNDED PLAN

Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Notwithstanding anything contained herein to the contrary, to the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). To the extent the Plan is determined to be so subject, it is intended to constitute a "plan which is unfunded and is maintained by the employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees," as such phrase is used in ERISA, and the terms of the Plan shall be interpreted consistent with such intent.

XVII.  RESTRICTIONS

The Committee shall have the right to impose such conditions and restrictions on grants of Bonus Awards as it deems appropriate. Without limitation, the Committee may provide that Bonus Awards will be granted only to eligible persons who have entered into appropriate agreements, approved by the Committee, relating to non-competition, non-solicitation of customers and/or employees, protection of confidential information, and other matters that the

Committee deems appropriate. Such agreements need not be identical in scope, duration or content, and may provide that Participants who violate such restrictions will be required to pay back to the Company the value of all or a portion of any Bonus Awards previously paid to the Participant under the Plan.

XVIII.  GOVERNING LAW

The terms of the Plan and all rights thereunder shall be governed by and construed in accordance with the laws of the state of Delaware, without reference to principles of conflict of laws.

XIX.  EFFECTIVE DATE

The effective date of the Plan is January __, 1996.

                                                                 APPENDIX III


                          Strategic Distribution, Inc.
                      1996 Non-Employee Director Stock Plan

                           (As proposed to be adopted)


1. PURPOSE. This 1996 Non-Employee Director Stock Plan (the "Plan") is intended to promote the interests of Strategic Distribution, Inc. (the "Company") by promoting ownership of Company stock by the non-employee members of the Company's Board of Directors (the "Board").

2. SHARES TO BE GRANTED. Under the Plan, shares of Common Stock, par value $.10, of the Company ("Common Stock") are granted to non-employee members of the Board ("Non-Employee Directors") on an annual basis. The number of shares of Common Stock granted is determined in each instance in accordance with the terms of the Plan.

3. AVAILABLE SHARES. The total number of shares of Common Stock to be granted shall not exceed __________, subject to adjustment in accordance with
Section 10 hereof. Shares subject to the Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company.

4. ADMINISTRATION. The Plan shall be administered by the Compensation and Stock Option Committee of the Board (the "Committee"). The Committee shall, subject to the provisions of the Plan and Section 13 hereof in particular, have the power to construe the Plan and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable.

5. ELIGIBILITY AND LIMITATIONS. Shares of Common Stock shall be granted pursuant to the Plan only to Non-Employee Directors. Participation in the Plan is mandatory.

6. FAIR MARKET VALUE. For purposes of the Plan, the Fair Market Value of a share of Common Stock on any date shall be the mean of the closing bid and asked questions in the over-the-counter market on such date, as reported by the National Association of Securities Dealers, through NASDAQ. In the event the shares are listed on any exchange or on the NASDAQ National Market System, the Fair Market Value shall be the closing price on such exchange or in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. through NASDAQ, on such date or, if there are no sales on such date, the mean of the bid and asked price for the shares on such exchange or in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc., through NASDAQ, at the close of business on such date.

7. GRANT OF SHARES. (a) Not later than June 30, 1996, each Non-Employee Director shall be granted without further action by the Board a number of shares of Common Stock determined by dividing (i) $20,000, by (ii) the Fair Market Value of a share of Common Stock on May 31, 1996. Such shares shall be granted in addition to any cash retainer fees which were paid to Non-Employee Directors for services rendered during 1995.

                  (b) Not later than 30 days after the last day of each calendar year commencing with calendar year 1996, each Non-Employee Director shall be granted without further action by the Board a number of shares of Common Stock determined by dividing (i) the Non-Employee Director's retainer fee for such calendar year (as set periodically by the Board), net of all federal, state and local withholding taxes, if any, and any other applicable payroll deductions, by (ii) the Fair Market Value of a share of Common Stock on the last day of such calendar year. Only whole shares shall be issued; any fractional amounts shall be paid in cash. The grant of shares and cash made pursuant to this Section 7(b) shall be in lieu of any cash retainer fees to which Non-Employee Directors would otherwise be entitled for such calendar year.

8. SHAREHOLDER APPROVAL. Anything in the Plan to the contrary notwithstanding, the effectiveness of the Plan and of the grant of any shares hereunder is in all respects subject to, and the Plan and any grant of shares under it shall be of no force and effect unless and until, the approval of the Plan by an affirmative vote of a majority of the Company's shares present in person or by proxy and entitled to vote at a meeting of stockholders at which the Plan is presented for approval. In the event that such approval is not received at such meeting, then the Plan and any grants of shares shall be null and void.

9. LEGENDS. The certificates representing shares granted under the Plan shall carry such appropriate legends, and such written instructions shall be given to the Company's Transfer Agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any state securities laws.

10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION AND OTHER MATTERS. In the event that the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization or reclassification, or in the event of a stock split, combination of shares or dividends payable in capital stock, automatic adjustment shall be made in the number and kind of available shares set forth in Section 3 hereof.

11.        RESTRICTIONS ON ISSUANCE OF SHARES. Any other provision of this
Plan notwithstanding, the Company shall have no obligation to deliver any certificate or certificates for shares until the following conditions have been satisfied:

                (i) The shares to be granted are at the time of the issuance of such shares effectively registered under applicable Federal and state securities acts as now in force or hereafter amended; or

                (ii) Counsel for the Company shall have determined that such shares are exempt from registration under Federal and state securities acts as now in force or hereafter amended;

and the Company has complied with all applicable laws and regulations, including without limitation all regulations required by any stock exchange upon which the Common Stock is then listed.

         The Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to cause a registration statement or a post-effective amendment to any registration statement to be prepared at its expense solely for the purpose of covering the issuance of shares under the Plan.

12. REPRESENTATIONS. The Company may require any Non-Employee Director to deliver written warranties and representations upon delivery of shares that are necessary to show compliance with Federal and state securities laws including to the effect that an acquisition of shares under the Plan is made for investment and not with a view to distribution (as that term is used in the Securities Act of 1933).

13. TERMINATION AND AMENDMENT OF PLAN. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable, provided, however, that (i) the Board may not, without approval by the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at a meeting of stockholders, increase the maximum number of shares that may be granted under the Plan, and (ii) the provisions of Sections 5 and 7 of the Plan shall in no event be amended more than once every six months other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder.

                          STRATEGIC DISTRIBUTION, INC.
                PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                  ANNUAL MEETING OF STOCKHOLDERS, MAY 24, 1996

         The undersigned stockholder(s) of Strategic Distribution, Inc. (the "Company") hereby appoints Andrew M. Bursky, Catherine B. James and William L. Mahone (collectively, the "Proxies"), and each or either of them, the true and lawful agents and attorneys-in-fact for the undersigned, with power of substitution, to attend the meeting and to vote the stock owned by or registered in the name of the undersigned, as instructed below, at the Special Meeting of Stockholders to be held at the Greenwich Harbor Inn, 500 Steamboat Road, Greenwich, Connecticut on May 24, 1996 at 9:00 a.m. local time, and at any adjournments thereof, for the transaction of the following business:

                   [ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL PROPOSALS

PROPOSAL        I.  Please indicate your vote for the election of Directors.
                The nominees are William R. Berkley, Andrew M. Bursky, Arnold
                W. Donald, Catherine B. James, George E. Krauter, Joshua A. Polan, Mitchell I. Quain and Theodore R. Rieple.

                   Election of Directors FOR [ ] WITHHELD [ ]

                          For all nominees, except those entered below:

                     -------------------------------------------------------

PROPOSAL II. To approve the proposed amendment to the Restated Certificate of Incorporation (the "Certificate of Incorporation") that (A) provides for the advance payment by the Company of expenses incurred by a director, officer, employee or agent of the Company in defending an action, suit or proceeding and (B) provides that no subsequent amendment or repeal of the Certificate of Incorporation shall eliminate or reduce the right of any such director, officer, employee or agent to indemnification in respect of any matter occurring before such amendment or repeal.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

PROPOSAL III. To approve the proposed amendment to the Company's 1990 Incentive Stock Option Plan that makes non-employee consultants and advisers to the Company eligible to receive grants of options.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

PROPOSAL            IV.   To approve the adoption of the Company's Executive
                    Compensation Plan.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

PROPOSAL             V.    To approve the adoption of the Company's 1996
                     Non-Employee Director Stock Plan.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

PROPOSAL VI. To ratify the appointment of KPMG Peat Marwick LLP, Certified Public Accountants, as the Company's independent auditors for the fiscal year ending December 31, 1996.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

WHEN PROPERLY EXECUTED, THE PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN BELOW. YOU NEED NOT MARK ANY BOXES. IF NO SPECIFICATION IS MADE, THE PROXIES INTEND TO VOTE "FOR" EACH PROPOSAL AND IN THEIR DISCRETION FOR ANY OTHER MATTERS COMING BEFORE THE MEETING. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

The undersigned acknowledges receipt of the Notice of Special Meeting of Stockholders to be held on May 24, 1996 and the Proxy Statement dated April 24, 1996.

                                         Please sign exactly as your name
                                         appears hereon. Joint owners should
                                         each sign. When signing as attorney,
                                         executor, trustee or guardian, please
                                         give full title as such.

            Signature: ________________________________ Date:  ___________

            Signature: ________________________________ Date: ___________

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENCOLSED ENVELOPE.